                    As Filed With the SEC on July 31, 2001

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                                  April 2, 2001

                                -----------------

                            Lucent Technologies Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                -----------------
                 (State or other jurisdiction of incorporation)

            1-11639                                  22-3408857
  (Commission File Number)               (IRS Employer Identification No.)

     600 Mountain Avenue, Murray Hill, New Jersey      07974
     --------------------------------------------   ----------
       (Address of principal executive offices)     (Zip Code)

                                 (908) 582-8500
                                -----------------
                         (Registrant's Telephone Number)

Item 5.  Other Events.

On April 2, 2001, Agere Systems Inc., the microelectronics business of Lucent Technologies, completed an initial public offering. Lucent plans to distribute the remaining shares of Agere it owns through a tax-free distribution to its shareholders by September 30, 2001. On December 29, 2000, Lucent completed the sale of its power systems business. Lucent has historically reported the microelectronics and power systems businesses as part of a single significant segment.

Included under Item 7 of this Report on Form 8-K, is restated consolidated financial information, including restated consolidated financial statements, at September 30, 2000 and 1999 and for the years ended September 30, 2000, 1999, and 1998 reflecting the treatment of Agere and power systems business as discontinued operations in accordance with Accounting Principles Board Opinion No. 30 "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB 30" ). The restated consolidated financial statements are now the historical financial statements of Lucent and supercede the historical financials included in the Company's Annual Report on Form 10-K for the year ended September 30, 2000, filed on December 27, 2000, as amended on Form 10-K/A filed on June 13, 2001.

This Form 8-K is filed with respect to Lucent's fiscal year ended September 30, 2000. No attempt has been made in this Form 8-K to update our disclosures for events subsequent to the initial filing date of December 27, 2000, except as otherwise noted.

This Form 8-K should be read in conjunction with Lucent's other public filings with the Securities and Exchange Commission including the Company's Form 10-Q for the quarterly period ended March 31, 2001 filed on May 10, 2001.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (a)   Not applicable

   (b)   Not applicable

   (c)   The following exhibits are included with this Report:

         Exhibit 12 Ratio of Earnings (Deficiency) to Fixed Charges for the years ended September 30, 2000, 1999, 1998, and 1997, and the nine months ended September 30, 1996

         Exhibit 23     Consent of PricewaterhouseCoopers LLP

         Exhibit 99.1 Restated financial information as of September 30, 2000 and 1999 and for the years ended September 30, 2000, 1999 and 1998

         Exhibit 99.2   Schedule II - Valuation and Qualifying Accounts

         Exhibit 99.3   Selected Financial Data

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       LUCENT TECHNOLOGIES INC.

                                       By: /s/     MARK R. WHITE
                                           -----------------------------------
                                           Mark R. White
                                           Principal Accounting Officer

July 31, 2001

                                INDEX TO EXHIBITS

Exhibit 12 Ratio of Earnings (Deficiency) to Fixed Charges for the years ended September 30, 2000, 1999, 1998, and 1997, and the nine months ended September 30, 1996

Exhibit 23      Consent of PricewaterhouseCoopers LLP

Exhibit 99.1    Restated financial information as of September 30, 2000 and 1999 and for the years ended September 30, 2000, 1999 and 1998

Exhibit 99.2    Schedule II - Valuation and Qualifying Accounts

Exhibit 99.3    Selected Financial Data